b)Pro forma financial information.

ALPINE 4 HOLDINGS, INC. AND DTI SERVICES LIMITED LIABILITY COMPANY AND AFFILIATES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2021

	Alpine 4 Holdings, Inc	DTI Services Limited Liability Company	Pro Forma Adjustments	Notes	Pro Forma Consolidated
ASSETS

CURRENT ASSETS:
Cash	$5,425,913	$18,458	$-		$5,444,371
Accounts receivable, net	12,990,229	4,220,518	-		17,210,747
Contract assets	3,655,625	-	-		3,655,625
Inventory, net	9,632,121	11,355,374	-		20,987,495
Notes receivable, related party	-	1,000,000	-		1,000,000
Prepaid expenses and other current assets	1,272,760	1,797,276	-		3,070,036
Total current assets	32,976,648	18,391,626	-		51,368,274

Investment in equity securities	1,350,000	-	-		1,350,000
Property and equipment, net	27,320,596	502,202	-		27,822,798
Intangible asset, net	29,001,665	-	8,796,941	(2a)	37,798,606
Right of use assets, net	347,712	1,243,971	-		1,591,683
Goodwill	5,866,454	-	-		5,866,454
Other non-current assets	248,257	5,486	-		253,743
TOTAL ASSETS	$97,111,332	$20,143,285	$8,796,941		$126,051,558

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable	$5,653,158	$785,013	$-		$6,438,171
Accrued expenses	4,253,987	858,616	-		5,112,603
Contract liabilities	3,486,331	158,376	-		3,644,707
Notes payable, current portion	5,811,241	-	-		5,811,241
Notes payable, related parties	3,000	-	-		3,000
Lines of credit	3,718,972	-	-		3,718,972
Convertible notes payable, current portion	7,500	-	-		7,500
Financing lease obligation, current portion	628,574	-	-		628,574
Operating lease obligation, current portion	135,207	355,585	-		490,792
Other payable	-	209,504	-		209,504
Total current liabilities	23,697,970	2,367,094	-		26,065,064

Notes payable, net of current portion	7,522,462	-	2,000,000	(2c)	9,522,462
Financing lease obligations, net of current portion	15,489,693	-	-		15,489,693
Operating lease obligations, net of current portion	219,682	956,800	-		1,176,482
Line of credit	-	5,264,931	-		5,264,931
Deferred tax liability	428,199	-	-		428.199
TOTAL LIABILITIES	47,358,006	8,588,825	2,000,000		57,946,831

STOCKHOLDERS’ EQUITY (DEFICIT):
Series B preferred stock; $1.00 stated value; 100 shares authorized, 5 and 5 shares issued and outstanding at September 30, 2021	5	-	-		5
Series C preferred stock; $3.50 stated value; 2,028,572 shares authorized, 1,714,286 shares issued and outstanding at September 30, 2021	171	-	-		171
Series D preferred stock; $3.50 stated value; 1,628,572 shares authorized, 1,422,244 shares issued and outstanding at September 30, 2021	143	-	-		143
Class A Common stock, $0.0001 par value, 195,000,000 shares authorized, 146,214,650 shares issued and outstanding at September 30, 2021	14,624	-	-		14.624
Class B Common stock, $0.0001 par value, 10,000,000 shares authorized, 8,673,088 shares issued and outstanding at September 30, 2021	867	-	-		867
Class C Common stock, $0.0001 par value, 15,000,000 shares authorized, 12,500,200 shares issued and outstanding at September 30, 2021	1,250	-	-		1.250
Additional paid-in capital	96,306,820	-	18,351,401	(2a)	114,658,221
Members’ equity	-	3,162,846	(3,162,846)	(2a)
Non-controlling interest	-	9,336,438	(9,336,438)	(2a)	-
Retained earnings (deficit)	(46,570,554)	(944,824)	944,824	(2a)	(46,570,554)
Total stockholders’ equity	49,753,326	11,554,460	6,796,941		68,104,727
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$97,111,332	$20,143,285	$8,796,941		$126,051,558

ALPINE 4 HOLDINGS, INC. AND DTI SERVICES LIMITED LIABILITY COMPANY AND AFFILIATES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

	Alpine 4 Holdings, Inc.	DTI Services Limited Liability Company	Pro Forma Adjustments	Notes	Pro Forma Consolidated

Revenue, net	$39,938,585	$28,497,132	$-		$68,435,717
Cost of goods sold	30,771,770	19,539,179	-		50,310,949
Gross profit	9,166,815	8,957,953	-		18,124,768

Operating expenses:
General and administrative expenses	17,719,228	5,491,423	439,847	(2b)	23,650,498
Research and development	1,096,333	-	-		1,096,333
Total operating expenses	18,815,561	5,491,523	439,847		24,746,831
Income (loss) from operations	(9,648,746)	3,466,530	(439,847)		(6,622,063)

Other income (expenses)
Interest expense, net	(3,226,192)	(79,492)	(56,250)	(2c)	(3,361,934)
Gain on forgiveness of debt	4,896,573	618,700	-		5,515,273
Gain on extinguishment of debt	803,079	-	-		803,079
Other income	454,191	-	-		454,191
Total other income	2,927,651	539,208	(56,250)		3,410,609

Income (loss) before income tax	(6,721,095)	4,005,738	(496,097)		(3,211,454)

Income tax	54,058	-	-		54,058

Net income (loss)	$(6,775,153)	$4,005,738	$(496,097)		$(3,265,512)

Weighted average shares outstanding:
Basic	161,118,324	-	1,587,301		162,705,625
Diluted	161,118,324	-	1,587,301		162,705,625

Basic net loss per share	$(0.04)	-	$(0.31)		$(0.02)

Diluted net loss per share	$(0.04)	-	$(0.31)		$(0.02)

ALPINE 4 HOLDINGS, INC. AND DTI SERVICES LIMITED LIABILITY COMPANY AND AFFILIATES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020

	Alpine 4 Holdings, Inc.	DTI Services Limited Liability Company	Pro Forma Adjustments	Notes	Pro Forma Consolidated

Revenue, net	$33,454,349	$37,366,818	$-		$70,821,167
Cost of goods sold	28,090,722	27,101,644	-		55,192,366
Gross Profit	5,363,627	10,265,174	-		15,628,801

Operating expenses:
General and administrative expenses	9,695,891	7,682,215	586,463	(2b)	17,964,569
Impairment loss of intangible asset and goodwill	1,561,600	-	-		1,561,600
Total operating expenses	11,257,491	7,682,215	586,463		19,526,169
Income (loss) from operations	(5,893,864)	2,582,959	(586,463)		(3,897,368)

Other income (expenses)
Interest expense, net	(5,463,597)	(128,852)	(75,000)	(2c)	(5,667,449)
Change in value of derivative liability	2,298,609	-	-		2,298,609
Gain on extinguishment of debt	344,704	-	-		344,704
Change in fair value of contingent consideration	500,000	-	-		500,000
Other income	71,224	-	-		71,224
Total other expenses	(2,249,060)	(128,852)	(75,000)		(2,452,912)

Income (loss) before income tax	(8,142,924)	2,454,107	(661,463)		(6,350,280)

Income tax (benefit)	(93,051)	-	-		(93,051)

Net income (loss)	$(8,049,873)	$2,454,107	$(661,463)		$(6,257,229)

Weighted average shares outstanding:
Basic	132,987,390	-	1,587,301		134,574,691
Diluted	139,611,790	-	1,587,301		141,199,091

Basic net loss per share	$(0.06)	-	$(0.42)		$(0.05)

Diluted net loss per share	$(0.06)	-	$(0.42)		$(0.04)

Note 1 – Basis of Presentation

The unaudited pro forma consolidated balance sheet has been prepared by applying pro forma adjustments to Alpine 4 Holdings, Inc. (“the Company”) and DTI Services Limited Liability Company and its affiliates (doing business as RCA Commercial Electronics) (“DTI”) unaudited consolidated balance sheets as of September 30, 2021.

The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2021, has been prepared from the Company’s and DTI’s consolidated statements of operations for the nine months ended September 30, 2021.

The Company’s audited consolidated financial statements and DTI’s audited financial statements have been used in the preparation of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2020.

Note 2 – Business Acquisition

On December 9, 2021, the Company entered into a Membership Interest Purchase Agreement with DTI. wherein the Company acquired all membership interests in DTI for a total consideration of $21 million consisting of cash of $14 million, $2 million promissory notes issued to the sellers, 1,587,301 shares of the Company's common stock with a fair value of $3,682,538 million and common stock warrants with an exercise price of $2.52 and a term of three years with a fair value of $668,863. The notes issued to sellers are subject to annual interest of 3.75% and have a term of 10 years.

Recognized Amount of Identifiable Assets Acquired and Liabilities Assumed

The Company has performed a preliminary valuation analysis of the fair market value of the Company’s assets to be acquired and liabilities to be assumed. Using the total consideration for the acquisition, the Company has estimated the allocations to such assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as if the acquisition closed on September 30, 2021:

Identifiable Assets:

Inventory	$11,355,374
Accounts Receivable	4,220,518
Property and Equipment	502,202
Intangible Asset	8,796,941
Other	4,065,191

Total Identifiable Assets Acquired	28,940,226

Liabilities Assumed:

Accrued Expenses	858,616
Accounts Payable	785,013
Notes Payable	5,264,931
Other	1,680,265

Total Liabilities Assumed	8,588,825

Total Identifiable Net Assets	$20,351,401

This preliminary purchase price allocation has been used to prepare pro forma adjustments, (2a), in the pro forma consolidated balance sheet and pro forma consolidated statements of operations. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of property and equipment, (2) changes in allocations to intangible assets such as permits, noncompetition agreements, and customer relationships as well as goodwill and (3) other changes to assets and liabilities.

Depreciation and amortization, (2b), have been provided for property and equipment and finite intangible assets based on the preliminary purchase price allocation. Property and equipment have been depreciated on a straight-line basis over their estimated useful lives ranging from of five to fifteen years. Intangible assets having a finite life have been amortized on a straight-line basis over their estimated useful lives ranging from ten to twenty years. Interest expense (2c) have been provided for notes issued to sellers.

All significant intercompany balances have been eliminated in consolidation.